UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 9, 2005

THE GENLYTE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-16960	22-2584333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 601, Louisville, KY		40223
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  502-420-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement

On December 9, 2005, The Genlyte Group Incorporated (“Genlyte”) and its subsidiaries amended and restated the former credit agreement, which consisted of five-year U.S. and Canadian credit facilities and a U.S. term loan entered into on August 2, 2004, to reduce borrowing fees and to provide additional borrowing capacity.  The amended facilities now consist of a $260 million U.S. revolving credit facility and a $27 million Canadian revolving credit facility in Canadian dollars with the same syndicate of eleven banks, and now mature on October 31, 2010.  The following are other key amendments to the credit agreement:

1.               Convert the remaining term note outstanding to revolving credit notes;

2.               Revise the LIBOR spread and facility fees to reflect Genlyte’s improved credit standing, as well as the current market rates;

3.               Addition of additional borrowers (Genlyte subsidiaries) for the Canadian revolver;

4.               Permit merger of any borrower into another borrower, with a requirement that The Genlyte Group Incorporated always be the surviving entity.

A summary of the previous and amended terms of the credit agreement is as follows:

	Previous Terms		Amended Terms
Term Loan		$75,000,000		$—
US Revolver		$180,000,000		$260,000,000
Canadian Revolver	CDN$	27,000,000	CDN$	27,000,000

A summary of the original and amended pricing terms is as follows:

Previous Pricing (in bps)				Amended Pricing (in bps)
Debt/EBITDA	LIBOR Margin	Facility fee	All-in drawn rate	Debt/EBITDA	LIBOR Margin	Facility fee	All-in drawn rate
>3.00 x	100.0	25.0	125.0	>2.50 x	70.0	17.5	87.5
>2.50 x	80.0	20.0	100.0	>2.00 x	60.0	15.0	75.0
> 2.0 x	70.0	17.5	87.5	>1.50 x	50.0	12.5	62.5
> 1.5 x	60.0	15.0	75.0	< 1.50x	40.0	10.0	50.0
<1.50x	50.0	12.5	62.5

ITEM 9.01  Financial Statements and Exhibits.

(c)            Exhibits:

10.1            Amended and Restated Credit Agreement dated as of December 9, 2005 among The Genlyte Group Incorporated, Genlyte Thomas Group LLC, Genlyte Holdings Inc., Genlyte Lighting Corporation, Genlyte CLP Nova Scotia ULC, Genlyte CGP Nova Scotia ULC, Canlyte Incorporated, Lumec Incorporated, and Lumec Holding

Corporation as the Borrowers and the lending institutions named therein as the Lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Genlyte Group Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GENLYTE GROUP INCORPORATED

(Registrant)

Date: December 13, 2005
/s/ William G. Ferko
Name: William G. Ferko
Title: Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Amended and Restated Credit Agreement dated as of December 9, 2005 among The Genlyte Group Incorporated, Genlyte Thomas Group LLC, Genlyte Holdings Inc., Genlyte Lighting Corporation, Genlyte CLP Nova Scotia ULC, Genlyte CGP Nova Scotia ULC, Canlyte Incorporated, Lumec Incorporated, and Lumec Holding Corporation as the Borrowers and the lending institutions named therein as the Lenders